Exhibit 10.15

Execution Version

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT, dated as of October 8, 2021 (this “Guaranty”), is made by each of the parties listed on the signature page as Guarantor (each a “Guarantor” and collectively, the “Guarantors”), in favor of Leonite Capital LLC, in its capacity as administrative agent (in such capacity, the “Agent”) for the Purchasers party to the Note Purchase Agreement (as hereafter defined), for the benefit of the Agent and the Purchasers.

WHEREAS, pursuant to that certain Note Purchase Agreement dated of even date herewith, by and among 1847 Holdings LLC, a Delaware limited liability company (the “Issuer”), the Guarantors, the Purchasers, and the Agent (as the same may be amended, restated, modified or supplemented and in effect from time to time, the “Note Purchase Agreement”), the Purchasers purchased those certain Secured Convertible Promissory Notes, issued by the Issuer (as the same may be amended, restated, modified or supplemented and in effect from time to time, the “Notes”); and

WHEREAS, it is a condition precedent to the Purchasers’ purchase of the Notes pursuant to the Note Purchase Agreement that Guarantors shall guarantee all obligations of the Issuer under the Note Purchase Agreement, the Notes, and the other Transaction Documents (as defined in the Notes); and

WHEREAS, the obligations of the Guarantors and the Issuer under this Guaranty, the Note Purchase Agreement, the Notes and the other Transaction Documents are secured by liens on and security interests in all or substantially all of the assets of the Guarantors and the Issuer pursuant to that certain Security Agreement dated of even date herewith executed by the Issuer and the Guarantors in favor of the Agent, for the benefit of the Purchasers;

NOW, THEREFORE, in consideration of the foregoing, and in order to induce the Purchasers to purchase the Notes from the Issuer in accordance with the Note Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantors hereby agree with Agent, for the ratable benefit of the Purchasers, as follows:

Section 1. Guarantee of Payment. Each Guarantor unconditionally and irrevocably guarantees to the Agent, for the ratable benefit of the Purchasers and their respective successors, indorsees, permitted transferees and permitted assigns, the punctual payment of all sums now owing or which may in the future be owing by the Issuer under the Note Purchase Agreement, the Notes, and the other Transaction Documents, when the same are due and payable, whether on demand, at stated maturity, by acceleration or otherwise, and whether for principal, interest, fees, expenses, indemnification or otherwise, and the performance of all obligations of the Issuer under the Note Purchase Agreement, the Notes, and the other Transaction Documents (all of the foregoing sums and other obligations being the “Guaranteed Obligations”). The Guaranteed Obligations include, without limitation, interest accruing after the commencement of a proceeding under bankruptcy, insolvency or similar laws of any jurisdiction at the rate or rates provided in the Transaction Documents. Upon the failure by the Issuer to pay punctually any Guaranteed Obligation when due, each Guarantor agrees that it shall forthwith pay to the Agent the amount not so paid at the place and in the manner specified in the relevant Transaction Document. This Guaranty is a guarantee of payment and performance and not of collection only. The Agent and the Purchasers shall not be required to exhaust any right or remedy or take any action against the Issuer or any other person or entity or any collateral. Each Guarantor agrees that, as between such Guarantor and the Agent, the Guaranteed Obligations may be declared to be due and payable in accordance with and for the purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any declaration as regards to the Issuer and that in the event of a declaration or attempted declaration in accordance with the terms hereof, the Guaranteed Obligations shall immediately become due and payable by such Guarantor for the purposes of this Guaranty, notwithstanding the ineffectiveness of any such declaration as against the Issuer.

Section 2. Guarantee Absolute. Each Guarantor guarantees that the Guaranteed Obligations shall be paid strictly in accordance with the terms of the Transaction Documents. The liability of such Guarantor under this Guaranty is absolute and unconditional irrespective of: (a) any change in the time, manner or place of payment of, or in any other term of, all or any of the Transaction Documents or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any of the terms of any Transaction Document or Guaranteed Obligation, including any increase or decrease in the rate of interest thereon; (b) any release or amendment or waiver of, or consent to departure from, any other guarantee or support document, or any exchange, release or non-perfection of any collateral, for all or any of the Transaction Documents or Guaranteed Obligations; (c) any present or future law, regulation or order of any jurisdiction (whether of right or in fact) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any term of any Transaction Document or Guaranteed Obligation; (d) without being limited by the foregoing, any lack of validity or enforceability of any Transaction Document or Guaranteed Obligation; and (e) any other setoff, defense or counterclaim whatsoever (in any case, whether based on contract, tort or any other theory) with respect to the Transaction Documents or the transactions contemplated thereby which might constitute a legal or equitable defense available to, or discharge of, either the Issuer or the Guarantors.

Section 3. Guarantee Irrevocable. This Guaranty is a continuing guarantee of the payment and performance of all Guaranteed Obligations now or hereafter existing under the Transaction Documents and shall remain in full force and effect until payment and performance in full of all Guaranteed Obligations arising under the Note Purchase Agreement, the Notes and the other Transaction Documents and any other amounts payable under this Guaranty and until the Notes and the other Transaction Documents have been terminated.

Section 4. Reinstatement. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agent on the insolvency, bankruptcy or reorganization of the Issuer or otherwise, all as though the payment had not been made.

Section 5. Subrogation. No Guarantor shall exercise any rights which it may acquire by way of subrogation, by any payment made under this Guaranty or otherwise, until all the Guaranteed Obligations have been paid in full and the Transaction Documents are no longer in effect. If any amount is paid to any Guarantor on account of subrogation rights under this Guaranty at any time when all the Guaranteed Obligations have not been paid in full, the amount shall be held in trust by such Guarantor for the benefit of the Agent and shall be promptly paid to the Agent to be credited and applied to the Guaranteed Obligations, whether matured or unmatured or absolute or contingent, in accordance with the terms hereof and of the Transaction Documents.

Section 6. Subordination. Without limiting the Agent’s and Purchasers’ rights under any other agreement, any liabilities owed by the Issuer to any Guarantor in connection with any extension of credit or financial accommodation by such Guarantor to or for the account of the Issuer, including but not limited to interest accruing at the agreed contract rate after the commencement of a bankruptcy or similar proceeding, are hereby subordinated to the Guaranteed Obligations, and such liabilities of the Issuer to such Guarantor, if the Agent so requests when an Event of Default has occurred and is continuing, shall be collected, enforced and received by such Guarantor as trustee for the Agent and shall be paid over to the Agent on account of the Guaranteed Obligations but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

Section 7. Representations and Warranties. Each Guarantor represents and warrants that in executing and delivering this Guaranty, such Guarantor has (i) without reliance on Agent or Purchasers or any information received from Agent or Purchasers and based upon such documents and information it deems appropriate, made an independent investigation of the transactions contemplated hereby and the Issuer, the Issuer’s business, assets, operations, prospects and condition, financial or otherwise, and any circumstances which may bear upon such transactions, the Issuer or the obligations and risks undertaken herein with respect to the Guaranteed Obligations; (ii) adequate means to obtain from the Issuer on a continuing basis information concerning the Issuer; (iii) has full and complete access to the Transaction Documents and any other documents executed in connection with the Transaction Documents; and (iv) not relied and will not rely upon any representations or warranties of the Agent or Purchasers not embodied herein or any acts heretofore or hereafter taken by the Agent or Purchasers (including but not limited to any review by any of the Agent or Purchasers of the affairs of the Issuer).

Section 8. Formalities. Each Guarantor waives presentment, notice of dishonor, protest, notice of acceptance of this Guaranty or incurrence of any Guaranteed Obligation and any other formality with respect to any of the Guaranteed Obligation or this Guaranty.

Section 9. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor therefrom, shall be effective unless it is in writing and signed by the Agent, with the consent of or at the direction of the Required Purchasers, and then the waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Agent to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver or preclude any other or further exercise thereof or the exercise of any other right.

Section 10. Expenses. The Guarantors shall reimburse the Agent on demand for all reasonable and documented costs, expenses and charges (including without limitation reasonable and documented fees and charges of external legal counsel) incurred by Agent in connection with the enforcement of this Guaranty. The obligations of the Guarantors under this Section 10 shall survive the termination of this Guaranty.

Section 11. Assignment. This Guaranty shall be binding on, and shall inure to the benefit of, the Guarantors, Agent and their respective successors and assigns; provided that the Guarantors may not assign or transfer their rights or obligations under this Guaranty. Without limiting the generality of the foregoing, Agent, on behalf of the Purchasers, may assign, sell participations in or otherwise transfer its rights under the Transaction Documents in accordance with the terms thereof to any other person or entity, and such other person or entity shall then become vested with all the rights granted to the Agent, on behalf of the Purchasers, in this Guaranty or otherwise.

Section 12. Captions. The headings and captions in this Guaranty are for convenience only and shall not affect the interpretation or construction of this Guaranty.

Section 13. Integration; Effectiveness. This Guaranty alone sets forth the entire understanding of the Guarantors and the Agent relating to the guaranty of the Guaranteed Obligations and constitutes the entire contract between the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Guaranty shall become effective when it shall have been executed by the Guarantors. Delivery of an executed signature page of this Guaranty by electronic transmission shall be effective as delivery of a manually executed signature page of this Guaranty.

Section 14. Notices. All communications and notices hereunder shall be in writing and given as provided in the Note Purchase Agreement.

Section 15. GOVERNING LAW; SUBMISSION TO JURISDICTION.

THIS GUARANTY, AND ALL MATTERS RELATING HERETO OR ARISING HEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE Borough of Manhattan, City of New York AND IRREVOCABLY AGREES THAT, SUBJECT TO PURCHASER’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE LITIGATED IN SUCH COURTS. EACH GUARANTOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH GUARANTOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH GUARANTOR IN ACCORDANCE WITH THE PROVISIONS OF SECTION 14 HEREOF AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

Section 16. WAIVER OF JURY TRIAL.

GUARANTORS, AND BY THEIR ACCEPTANCE HEREOF, AGENT AND PURCHASERS EACH HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

Section 17. Rights and Remedies Cumulative. All rights and remedies of any party hereto or hereunder are cumulative of each other and of every other right or remedy such party may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

Section 18. Further Assurances. Upon the reasonable request of Agent, each Guarantor agrees to take any and all actions, including, without limitation, the execution of certificates, documents or instruments, necessary or appropriate to give effect to the transactions described herein or contemplated by this Guaranty.

[signature page follows]

Execution Version

IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty Agreement to be duly executed and delivered by its authorized officer as of the date first above written.

GUARANTOR:

1847 WOLO INC.

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	Executive Chairman

1847 CABINETS INC.

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	Executive Chairman

1847 ASIEN INC.

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	Executive Chairman

ASIEN’S APPLIANCES, INC

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	Executive Chairman

KYLE’S CUSTOM WOOD SHOP, INC.

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	Executive Chairman

HIGH MOUNTAIN DOOR & TRIM INC.

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	Executive Chairman

[Signature Page to Guaranty Agreement]

SIERRA HOMES LLC

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	Executive Chairman

WOLO INDUSTRIAL HORN & SIGNAL, INC.

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	Executive Chairman

WOLO MFG. CORP.

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	Executive Chairman

[Signature Page to Guaranty Agreement]